EXHIBIT 32
                          __________

       CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADDED BY SECTION 906 OF THE
                 SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Union National Financial Corporation on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Mark D. Gainer, Chairman/President/CEO, and I, Clement M. Hoober, Treasurer/CFO, certify, pursuant to 18 U.S.C.
Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.  The report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of
         1934.

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Union National as of the dates and for the periods expressed in the Report.

                  By  /s/ Mark D. Gainer
                      _______________________
                      Chairman/President/CEO

                  Date: March 31, 2006


                  By  /s/ Clement M. Hoober
                      _______________________
                      Treasurer/CFO

                  Date: March 31, 2006